UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 12, 2012 (June 11, 2012)
Commission file number: 1-2207
THE WENDY’S COMPANY
(Exact name of registrant as specified in its charter)

Delaware	38-0471180
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Dave Thomas Blvd., Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)
(614) 764-3100
(Registrant’s telephone number, including area code)

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On June 11, 2012, Wendy's International, Inc. (“Wendy's”), an indirect wholly-owned subsidiary of The Wendy's Company (the “Company”), completed the purchase of 30 Wendy's restaurants in the Austin, Texas area from Pisces Foods, L.P. ("Pisces"), Near Holdings, L.P., David Near and Jason Near (collectively, the “Sellers”), pursuant to the terms of an Asset Purchase Agreement by and among Wendy's and the Sellers dated as of June 5, 2012 (the “Agreement”). On June 12, 2012, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission ("SEC") announcing the completion of the purchase.

This Form 8-K/A amends the Current Report on Form 8-K filed on June 12, 2012 to provide the audited financial statements of Pisces for the year ended January 1, 2012, as well as the pro forma financial information required by Item 9.01 of Form 8-K which was not previously filed with the Form 8-K filed on June 12, 2012 and is permitted to be filed by amendment no later than 71 calendar days after the initial Form 8-K was required to be filed with the SEC.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 2.1 to the Current Report on Form 8-K filed on June 12, 2012.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial statements of businesses acquired.

The audited balance sheet of Pisces Foods, L.P. as of January 1, 2012, and the audited statement of income and audited statement of cash flows for the year ended January 1, 2012, including notes to the financial statements, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited balance sheet of Pisces Foods, L.P. as of April 1, 2012 and the unaudited statements of income and cash flows for the thirteen weeks ended April 1, 2012 and April 3, 2011, including notes to the financial statements, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma combined condensed consolidated balance sheet as of April 1, 2012 and unaudited pro forma combined condensed consolidated statements of operations of The Wendy’s Company for the three months ended April 1, 2012 and the year ended January 1, 2012, including notes to the unaudited pro forma combined condensed consolidated financial statements, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d)     Exhibits

Exhibit No.	Description
23.1	Consent of PMB Helin Donovan, LLP.
99.1
The audited balance sheet of Pisces Foods, L.P. as of January 1, 2012, and the audited statement of income and audited statement of cash flows for the year ended January 1, 2012, including notes to the financial statements.

99.2
The unaudited balance sheet of Pisces Foods, L.P. as of April 1, 2012 and the unaudited statements of income and cash flows for the thirteen weeks ended April 1, 2012 and April 3, 2011, including notes to the financial statements.

99.3
The unaudited pro forma combined condensed consolidated balance sheet as of April 1, 2012 and unaudited pro forma combined condensed consolidated statements of operations of The Wendy’s Company for the three months ended April 1, 2012 and the year ended January 1, 2012, including notes to the unaudited pro forma combined condensed consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE WENDY’S COMPANY (Registrant)
Date: July 12, 2012	By: /s/ Stephen E. Hare
Stephen E. Hare
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of PMB Helin Donovan, LLP.
99.1
The audited balance sheet of Pisces Foods, L.P. as of January 1, 2012, and the audited statement of income and audited statement of cash flows for the year ended January 1, 2012, including notes to the financial statements.

99.2
The unaudited balance sheet of Pisces Foods, L.P. as of April 1, 2012 and the unaudited statements of income and cash flows for the thirteen weeks ended April 1, 2012 and April 3, 2011, including notes to the financial statements.

99.3
The unaudited pro forma combined condensed consolidated balance sheet as of April 1, 2012 and unaudited pro forma combined condensed consolidated statements of operations of The Wendy’s Company for the three months ended April 1, 2012 and the year ended January 1, 2012, including notes to the unaudited pro forma combined condensed consolidated financial statements.

4